UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2026

AIM IMMUNOTECH INC.

(Exact name of registrant as specified in its charter)

Delaware	001-27072	52-0845822
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2117 SW Highway 484, Ocala, Florida	34473
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (352) 448-7797

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AIM	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 3, 2026 and September 4, 2026, AIM ImmunoTech Inc. (the “Company”) entered into a total of two exchange agreements (the “Exchange Agreements”) and, for each, a corresponding partitioned promissory note (together, the “Partitioned Promissory Notes”) with Streeterville Capital, LLC (the “Lender”) related to that certain Promissory Note dated November 18, 2025 (the “Promissory Note”). Pursuant to the Exchange Agreements and Partitioned Promissory Notes, the Company and the Lender converted approximately $450,000 of the Promissory Note into 1,921,441 shares (the “Exchange Shares”) of the Company’s common stock, at an average conversion price of approximately $0.234 per share.

The Company’s stockholders previously approved the conversion or other satisfaction of the Promissory Note, pursuant to NYSE American Company Guide Sections 713(a) and 713(b), at a special meeting of stockholders held on July 15, 2026.

The foregoing descriptions of the Exchange Agreements and Partitioned Promissory Notes are qualified in their entirety by reference to the full text of the form of the Exchange Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

The Exchange Shares were or will be issued pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended, provided by Section 3(a)(9) thereof as securities exchanged by the Company with its existing security holder exclusively where no commission or other remuneration is paid or given directly or indirectly for soliciting such exchange.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Form of Exchange Agreement.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 10, 2026	AIM ImmunoTech Inc.

	By:	/s/ Thomas K. Equels
Thomas K. Equels
Chief Executive Officer